UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Purchase Agreement

On November 21, 2014, PerkinElmer, Inc. (the “Company”) through its indirect, wholly owned subsidiary, PerkinElmer Holding Luxembourg S.à r.l. (the “Company Sub”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with the shareholders of Perten Instruments Group AB (“Perten”), pursuant to which the Company Sub will acquire all of the outstanding securities of Perten, and Perten will become a wholly owned subsidiary of the Company Sub (the “Transaction”). The net purchase price of the Transaction, which is currently anticipated to close in December 2014, is approximately $266 million, and the Transaction is subject to customary closing conditions.

The Purchase Agreement contains certain termination rights of the Company and the Perten shareholders should closing conditions not be met.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Company Sub or Perten. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specified dates, were solely for the benefit of the parties to such agreement, and may be subject to the limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Perten or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or Perten’s public disclosures.

Press Release

On November 24, 2014, the Company issued a press release announcing entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Safe Harbor for Forward-looking Statements

Statements in this Current Report on Form 8-K contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to the Company’s customers and end-markets, and plans concerning business development opportunities and divestitures. Words such as “believes”, “intends”, “anticipates”, “plans”, “expects”, “projects”, “forecasts”, “will” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management’s current assumptions and expectations and no assurances can be given that the Company’s assumptions and expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: (1) markets into which the Company sells its products declining or not growing as anticipated; (2) fluctuations in the global economic and political environments; (3) the Company’s failure to introduce new products in a timely manner; (4) the Company’s ability to execute acquisitions and license technologies, or to successfully integrate acquired businesses and licensed technologies into its existing business or to make them profitable, or successfully divest businesses; (5) the Company’s failure to adequately protect its intellectual property; (6) the loss of any of the Company’s licenses or licensed rights; (7) the Company’s ability to compete effectively; (8) fluctuation in the Company’s quarterly operating results and its ability to adjust its operations to address unexpected changes; (9) significant disruption in third-party package delivery and import/export services or significant increases in prices for those services; (10) disruptions in the supply of raw materials and supplies; (11) the manufacture and sale of products exposing the Company to product liability claims; (12) the Company’s failure to maintain compliance with applicable governmental regulations; (13) regulatory changes; (14) the Company’s failure to comply with healthcare industry regulations; (15) economic, political and other risks associated with foreign operations; (16) the Company’s ability to retain key personnel; (17) significant disruption in the Company’s information technology systems; (18) the Company’s ability to obtain future financing; (19) restrictions in the Company’s credit agreements; (20) the Company’s ability to realize the full value of its intangible assets; (21) significant fluctuations in the Company’s stock price; (22) reduction or elimination of dividends on the Company’s common stock; and (23) other factors which are described under the caption “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and in other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: November 28, 2014	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Share Purchase Agreement, dated November 21, 2014, by and among Valedo Partners Fund I AB, the Other Sellers party thereto and PerkinElmer Holding Luxembourg S.á.r.l.

99.1	Press Release issued by PerkinElmer, Inc. on November 24, 2014

(1)	The exhibits and schedules to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies of any such exhibits or schedules to the SEC upon request.